                                                                 Exhibit 10.20


                             SECOND AMENDMENT TO
                               WARRANT AGREEMENT


     THIS SECOND AMENDMENT TO WARRANT AGREEMENT (this "Second Amendment") is made and entered into as of this 22nd day of August, 1997, by and between UNCLE B'S BAKERY, INC., an Iowa corporation (the "Issuer"), and CREDITANSTALT-BANKVEREIN, an Austrian banking corporation ("Creditanstalt").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to the Loan and Security Agreement dated as of July 12, 1995, between the Issuer and Creditanstalt Corporate Finance, Inc. ("CFI") (the "Loan Agreement"), CFI made a loan to the Issuer upon the terms set forth in the Loan Agreement; and

     WHEREAS, in order to induce CFI to structure and to provide the loan pursuant to the Loan Agreement, the Issuer executed and delivered a Warrant Agreement dated as of July 12, 1995 (as amended by the First Amendment (as defined below) and as may be amended, supplemented or otherwise modified from time to time, the "Warrant Agreement") and issued to CFI Series A Warrants to purchase 215,000 shares of Common Stock or Convertible Preferred Stock of the Issuer, which Warrants were later transferred by CFI to Creditanstalt American Corporation ("CAC"), an affiliate of CFI; and

     WHEREAS, on October 28, 1996, the Issuer and CFI entered into a Waiver and First Amendment to Loan and Security Agreement which modified certain definitions and covenants and waived certain defaults, and on November 15, 1996, the Issuer and CFI entered into a Second Amendment to Loan and Security Agreement (the "Second Loan Agreement Amendment") to provide for the loan of additional funds; and

     WHEREAS, in connection with and to induce CFI to enter into the Second Loan Agreement Amendment, the Issuer amended the Warrant Agreement on November 15, 1996 (the "First Amendment") and issued to CAC Series B Warrants to purchase 205,000 shares of Common Stock or Convertible Preferred Stock of the Issuer; and

     WHEREAS, also on November 15, 1996, CAC made an equity investment in 111,111 shares of Common Stock of the Issuer, which equity investment has been transferred to Creditanstalt; and

     WHEREAS, the Issuer and CFI wish to enter into a Waiver and Third Amendment to Loan and Security Agreement dated of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Third Loan Agreement Amendment"); and

     WHEREAS, in connection with and to induce CFI to enter into the Third Loan Agreement Amendment, the Issuer has agreed to substitute Creditanstalt as the Warrantholder of the Series A Warrants and Series B Warrants, and to amend the Warrant Agreement, as further set forth herein, in order to provide for the issuance of certain additional Warrants to Creditanstalt and make certain other changes set forth herein;

     NOW, THEREFORE, in consideration of these premises, the terms and conditions herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Definitions. As used in this Second Amendment, unless otherwise defined herein, terms defined in the Warrant Agreement and the First Amendment shall have the meaning set forth therein when used herein.

     Section 2. Amendment of Definition of "Closing Date". The term "Closing Date," as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

              "Closing Date" shall mean (i) with respect to the Series A Warrants, July 12, 1995, (ii) with respect to the Series B Warrants and the Purchased Shares, November 15, 1996, and (iii) with respect to the Series C Warrants, August 22, 1997.

     Section 3. Amendment of Definition of "Convertible Preferred Stock". The term "Convertible Preferred Stock," as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

              "Convertible Preferred Stock" shall mean the Class B Preferred Stock, Series 3 of the Issuer, par value $.01 per share, which shall be convertible into Common Stock of the Issuer, and shall include any stock into which such Convertible Preferred Stock shall have been changed or any stock resulting from any reclassification of such Convertible Preferred Stock.

     Section 4. Deletion of Definition of "Exchange Right". The term "Exchange Right," as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety.

     Section 5. Amendment of Definition of "Exercise Price". The term "Exercise Price," as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

              "Exercise Price" shall mean the exercise price of a Warrant, which shall be $0.55 per Warrant.

     Section 6. Amendment of Definition of "Expiration Date". The term "Expiration Date," as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

              "Expiration Date" shall mean (i) with respect to the Series A Warrants, July 12, 2005, (ii) with respect to the Series B Warrants, November 15, 2006, and (iii) with respect to the Series C Warrants, August 22, 2007.

     Section 7. Definitions of "Mandatory Exchange" and "Mandatory Redemption".
Section 1 of the Warrant Agreement is hereby amended by adding following the definition of "Expiration Date," new definitions of "Mandatory Exchange" and "Mandatory Redemption" as follows:

              "Mandatory Exchange" shall have the meaning given to such term in subsection 16(b).

              "Mandatory Redemption" shall have the meaning given to such term in subsection 16(a)(i).

     Section 8. Definition of "Series C Warrants". Section 1 of the Warrant Agreement is hereby amended by adding following the definition of "Series B Warrants," a new definition of "Series C Warrants" as follows:

              "Series C Warrants" shall mean the stock purchase warrants issued pursuant to this Warrant Agreement entitling the record holders thereof to purchase from the Issuer at the Warrant Office 650,000 shares of Common Stock or Convertible Preferred Stock (in the percentages and to the extent provided in subsections 6(e) and 6(f) hereof and subject in each case to adjustments as provided in
          Section 12) at the Exercise Price therefor at any time after August 22, 1997 and before 5:00 p.m., New York time, on the Expiration Date therefor, individually, a "Series C Warrant."

     Section 9. Definition of "Trigger Date". Section 1 of the Warrant Agreement is hereby amended by adding following the definition of "Subsidiary," a new definition of "Trigger Date" as follows:

              "Trigger Date" shall have the meaning given to such term in subsection 16(a)(i).

     Section 10. Amendment of Definition of "Warrants". The term "Warrants," as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

              "Warrants" shall mean the Series A Warrants, the Series B Warrants and the Series C Warrants, collectively; individually, a "Warrant."

     Section 11. Duration and Exercise of Warrants. Section 6 of the Warrant Agreement is hereby amended to delete subsection (a) thereof in its entirety and to substitute therefor a new subsection (a) to read as follows:

              (a)  (i)   The Series A Warrants evidenced by a Series
          A Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day after July 12, 1995 and on or before 5:00 p.m., New York time, on the Expiration Date therefor.

                   (ii) The Series B Warrants evidenced by a Series B Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day after November 15, 1996 and on or before 5:00 p.m., New York time, on the Expiration Date therefor.

                   (iii) The Series C Warrants evidenced by a Series C Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day after August 22, 1997 and on or before 5:00 p.m., New York time, on the Expiration Date therefor.

     Section 12. Duration and Exercise of Warrants. Section 6 of the Warrant Agreement is hereby amended to delete subsections (e) and (f) thereof in their entirety and to substitute therefor new subsections (e) and (f) to read as follows:

              (e) At the election of the Warrant Holder made at the time of exercise, the Warrant Shares to be issued upon such exercise may be either Common Stock or Convertible Preferred Stock (or a combination thereof), provided that the Warrant Holder shall not have the right to have issued to it upon exercise Common Stock which, when aggregated with all other shares of Common Stock (other than shares of Non-Attributable Stock) currently or previously held by or currently issuable without restriction to the Warrant Holder, will exceed 4.99% of the then outstanding Common Stock unless such Warrant Holder certifies that such Warrants have previously been transferred either (i) in a widely dispersed public offering of the Warrants, or (ii) in a private placement in which no purchaser, individually or in concert with others, would have acquired more than 2% of the outstanding Common Stock if the Warrants so transferred had been exercised for Common Stock, or (iii) in compliance with Rule 144 (or any rule which is a successor thereto) of the Securities Act, or (iv) into the secondary market in a market transaction executed through a registered broker-dealer in blocks of no more than 2.0% of the shares outstanding of the Issuer in any six month period; provided further that if the Warrant Holder is a bank or an Affiliate of a bank subject to the provisions of the Bank Holding Company Act of 1956, as amended, such Common Stock, together with all other shares of Common Stock currently or previously held by or currently issuable without restriction to such Warrant Holder and its Affiliates (not including Non-Attributable Stock), will not exceed 4.99% of the then outstanding Common Stock. In the event two or more Warrant Holders attempt to exercise Warrants for Common Stock simultaneously and, if permitted, such exercises would cause the 4.99% limitation to be exceeded, then the Issuer shall notify the Warrant Holders who had attempted to exercise Warrants for Common Stock and each such Warrant Holder shall be entitled to exercise for Common Stock only such number of Warrants as shall equal the product of (i) the number of Warrants the Warrant Holder sought to exercise for Common Stock times (ii) a fraction, the numerator of which is the maximum number of Warrants which may be exercised for Common Stock without exceeding the 4.99% limitation and the denominator of which is the maximum number of Warrants sought to be exercised for Common Stock by such Warrant Holders.

              (f) Notwithstanding the foregoing provisions of this Section 6, in no event shall any Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other shares of capital stock of the Issuer (other than shares of Non-Attributable Stock) currently held or previously held by or currently issuable without restriction to Creditanstalt or its Affiliates, would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer unless such shares, when issued, would constitute Non-Attributable Stock.

     Section 13. Restrictions on Transfer. Section 14 of the Warrant Agreement is hereby amended by deleting the proviso in the first sentence of subsection
(e) in its entirety and substituting in lieu therefor a new proviso to read as follows:

          . . . provided, however, that after two (2) years from the date of issuance of any Warrants (or such shorter period as may be provided by Rule 144(k) promulgated under the Securities Act), such restrictions will automatically terminate (without the necessity of any opinion of counsel) as to such Warrants and as to any Warrant Shares issued in respect of such Warrants upon exercise of the Conversion Right set forth in subsection 6(b) above.

     Section 14. Mandatory Redemption and Mandatory Exchange. Section 16 of the Warrant Agreement is hereby amended by deleting subsections (a) and (b) in their entirety and substituting in lieu therefor new subsections (a) and (b) that shall read as follows:

              (a) (i) Subject to the limitations hereinafter set forth, if the Issuer takes any action with respect to its capital stock (including, without limitation, any purchase of its shares or any combination of shares or reverse stock split and elimination of fractional shares) which would cause the capital stock currently or previously held by or currently issuable without restriction to Creditanstalt and its Affiliates (not including Non-Attributable Stock) to exceed 24.99% of the Equity of the Issuer, then prior to or simultaneously with such action, the Issuer shall purchase from Creditanstalt and/or its Affiliates such number of Warrants, Warrant Shares or other shares of capital stock as will reduce the shares of capital stock currently or previously held by or currently issuable without restriction to Creditanstalt and its Affiliates (not including Non-Attributable Stock) to 24.99% of the Equity of the Issuer (any such mandatory purchase being herein referred to as a "Mandatory Redemption"). The price to be paid to the holder upon a Mandatory Redemption shall be an amount equal to the Put Price at the date the event causing such Mandatory Redemption occurs (the "Trigger Date"). The "Put Price" on any such Trigger Date shall be the amount which is determined when the Current Market Price Per Share of Common Stock on the Trigger Date is multiplied by the aggregate number of shares of Common Stock of the Issuer (i) comprising the Warrant Shares to be purchased by the Issuer, and/or
          (ii) issuable upon exercise of the Warrants to be purchased by the Issuer, and/or (iii) issuable upon conversion of the Convertible Preferred Stock comprising the Warrant Shares to be purchased by the Issuer, and/or (iv) issuable upon conversion of the Convertible Preferred Stock issuable upon exercise of the Warrants to be purchased by the Issuer (assuming Convertible Preferred Stock, rather than Common Stock, is then issuable under such Warrants), and/or (v) comprising any other shares of capital stock of the Issuer then held or previously held by Creditanstalt or its Affiliates (excluding Non-Attributable Stock).

                   (ii) The completion of all purchases and sales of Warrants, Warrant Shares or other shares of capital stock of the Issuer pursuant to a Mandatory Redemption shall take place on the thirtieth
          (30th) day following the Trigger Date, unless another date is mutually agreed upon by the Issuer and the selling holder (the "Put Closing Date"). The Put Prices for all such purchases and sales shall be paid by the Issuer to the selling holder in immediately available funds against delivery of certificates representing the Warrants, Warrant Shares and/or other shares of capital stock of the Issuer to be purchased, duly endorsed for transfer to the Issuer.


                   (b) If the Issuer takes any action with respect to its capital stock (including, without limitation, any purchase of its shares or any combination of shares or reverse stock split and elimination of fractional shares) which would cause the Common Stock currently or previously held by or currently issuable without restriction to Creditanstalt and its Affiliates (other than shares of Non-Attributable Stock) to exceed 4.99% of the aggregate number of issued and outstanding shares of Common Stock, then prior to or simultaneously with such action, the Issuer shall exchange such portion of Common Stock for Convertible Preferred Stock as will reduce the shares of Common Stock currently or previously held by or currently issuable without restriction to Creditanstalt and its Affiliates (not including Non-Attributable Stock) to 4.99% of the aggregate number of issued and outstanding shares of Common Stock (a "Mandatory Exchange").

     Section 15. Exhibit A. The Warrant Agreement is hereby further amended by deleting Exhibit A thereto in its entirety and by substituting therefore new Exhibits A-1, A-2 and A-3 in the forms attached as Exhibits A-1, A-2 and A-3 hereto.

     Section 16. Representations and Warranties. The Issuer hereby represents and warrants to Creditanstalt, for the benefit of Creditanstalt and any other Warrant Holder, as follows:

              (a) The Issuer is a corporation duly incorporated and validly existing under the laws of the State of Iowa, has the corporate power and authority to conduct its business as presently conducted and as intended to be conducted, has the corporate power and authority to execute and deliver this Second Amendment and the Warrant Certificates, to issue the Warrants and to perform its obligations under this Second Amendment and the Warrant Certificates, has the corporate power and authority and legal right to own and lease its properties and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where failure to be so qualified could not be reasonably expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Issuer and its Subsidiaries taken as a whole.

              (b) The execution, delivery and performance by the Issuer of this Second Amendment and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Shares upon the exercise of the Warrants and the issuance of Common Stock upon conversion of the Convertible Preferred Stock have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of any lien, charge or encumbrance upon the assets of the Issuer pursuant to, any law, statute, ordinance, rule, regulation, order or decree of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Issuer or its Subsidiaries or the Issuer's Articles of Incorporation or any contract, mortgage, loan agreement, note, lease or other instrument binding upon the Issuer or its Subsidiaries or by which their properties are bound.

              (c) This Second Amendment has been duly executed and delivered by the Issuer and constitutes a legal, valid, binding and enforceable obligation of the Issuer. When the Warrants and Warrant Certificates have been issued as contemplated hereby, (i) the Warrants and the Warrant Certificates will constitute legal, valid, binding and enforceable obligations of the Issuer and (ii) the Warrant Shares, when issued upon exercise of the Warrants in accordance with the terms hereof, and the Common Stock, when issued upon conversion of the Convertible Preferred Stock in accordance with the terms of the Issuer's Articles of Incorporation relating to the Convertible Preferred Stock, will be duly authorized, validly issued, fully paid and nonassessable shares of the Common Stock and Convertible Preferred Stock, as applicable.

              (d) The Issuer has authorized capital stock consisting of 40,000,000 Class A shares, par value $.01 per share, of which 3,656,258 shares are issued and outstanding, and 10,000,000 Class B shares, par value $.01 per share, 215,000 shares of which have been designated as Series 1 Convertible Preferred Stock, none of which are issued and outstanding, 420,000 shares of which have been designated as Series 2 Convertible Preferred Stock, none of which are issued and outstanding, and 1,070,000 shares of which have been designated as Series 3 Convertible Preferred Stock, none of which are issued and outstanding. Except as set forth on SCHEDULE I hereto, there are no outstanding options, warrants, subscriptions, rights, convertible or exchangeable securities or other agreements or plans under which the Issuer may be or become obligated to issue, sell or transfer shares of its capital stock of other securities. The Convertible Preferred Stock has no voting rights, except as required by law, and is convertible on a share-for-share basis into Common Stock of the Issuer. To the Issuer's best knowledge, there are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Issuer or any Subsidiary, other than the Voting Agreement between William T. Rose, Jr. and William T. Rose, Sr. dated August 14, 1993, the provisions of Section 9(c) of the Warrant Agreement as amended hereby, and the provisions of Section 3 of the Subscription Agreement dated November 15, 1996 between the Issuer and CAC.

              (e) Except as set forth on SCHEDULE II hereto, no holder of securities of the Issuer has any right to the registration of such securities under the Securities Act and any applicable state securities law.

              (f) The Issuer has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Issuer has furnished Creditanstalt with copies of its Report on Form 10-KSB for the fiscal year ended July 31, 1996 and copies of its Reports on Form 10-QSB for the fiscal quarters ended October 31, 1996, January 31, 1997 and April 30, 1997 (the "SEC Reports"). Each SEC Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 17. Expenses. Issuer agrees to pay, immediately upon demand by Creditanstalt, all costs, expenses, attorneys' fees, and other charges and expenses incurred by Creditanstalt in connection with the negotiation, preparation, execution and delivery of this Second Amendment and any other instrument, document, agreement or amendment executed in connection with this Second Amendment.

     Section 18. Limitation of Amendment. Except as expressly set forth herein, this Second Amendment shall not be deemed to waive, amend or modify any term or condition of the Warrant Agreement, each of which is hereby ratified and reaffirmed and shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

      Section 19. Counterparts. This Second Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed but one and the same agreement.

      Section 20. Governing Law; Jurisdiction. THIS SECOND AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW).



                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment under seal as of the date and year first above written.


                                  UNCLE B'S BAKERY, INC.

                                  By: /s/ William T. Rose, Sr.
                                     ----------------------------------------
                                          Name: William T. Rose, Sr.
                                          Title: Executive Vice President


                                  Attest: /s/ William Howard McClellan, Jr.
                                         ------------------------------------
                                          Name: William Howard McClellan, Jr.
                                          Title: Corporate Secretary


                                  CREDITANSTALT-BANKVEREIN

                                  By: /s/ Scott Kray
                                     ----------------------------------------
                                          Name: Scott Kray
                                          Title: Vice President


                                  By: /s/ W. Craig Stamm
                                     ----------------------------------------
                                          Name: W. Craig Stamm
                                          Title: Vice President

                                                                     EXHIBIT A-1

                      FORM OF SERIES A WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS SERIES A WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF JULY 12, 1995, (AS AMENDED) BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MANDATORY REDEMPTION AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.

                                                            Certificate No. A-__
                                                                          [Date]


                         EXERCISABLE ONLY ON OR BEFORE
                                 July 12, 2005

                              Warrant Certificate

     This Series A Warrant Certificate (this "Warrant Certificate") certifies that Creditanstalt-Bankverein ("Creditanstalt"), or registered assigns, is the registered holder of 215,000 Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Uncle B's Bakery, Inc., an Iowa corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., New York time, on July 12, 2005 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $0.55 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 441 Dubuque Street, Ellsworth, Iowa 50075, or such other address as the Issuer may specify in writing to the registered holder of Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at

                                    A-1-1
any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other capital stock of the Issuer (other than shares of Non-Attributable Stock) then held or previously held by or currently issuable without restriction to Creditanstalt or its Affiliates would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

     No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York time, on the Expiration Date.

     The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

     Warrant Certificates, when surrendered at the office of the Issuer at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of July 12, 1995, (as amended) between the Issuer and Creditanstalt Corporate Finance, Inc.. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

                                    A-1-2

     IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.


ATTEST:                             UNCLE B'S BAKERY, INC.

__________________________          By:__________________________

________________, Secretary           ________________, President


[Corporate Seal]

                                    A-1-3

                                                          ANNEX to Form
                                                          of Series A Warrant
                                                          Certificate

                          FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $_____________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of __________________ whose address is ______________ and that such certificate be delivered to ___________________ whose address is ________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ____________________ whose address is ______________________ and that such Warrant Certificate be delivered to
________________ whose address is _____________________.

Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*    Consisting of:

          _____ shares of Common Stock

          _____ shares of Convertible Preferred Stock


                                    A-1-4

                                                  ANNEX to Form
                                                  of Series A Warrant
                                                  Certificate

                          FORM OF NOTICE OF CONVERSION

                  (To be executed upon conversion of Warrant)


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ________________________ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________________ whose address is _______________ and that such certificate be delivered to __________________ whose address is ________________. If said number of Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of _________________ whose address is _________________ and that such Warrant Certificate be delivered to
__________________ whose address is_______________________.



Signature:



__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*    Consisting of:

          _____ shares of Common Stock

          _____ shares of Convertible Preferred Stock

                                    A-1-5

                                                                     EXHIBIT A-2

                      FORM OF SERIES B WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS SERIES B WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF JULY 12, 1995, (AS AMENDED) BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MANDATORY REDEMPTION AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.

                                                            Certificate No. B-__
                                                                          [Date]


                         EXERCISABLE ONLY ON OR BEFORE
                               November 15, 2006

                          Series B Warrant Certificate

     This Series B Warrant Certificate (this "Warrant Certificate") certifies that Creditanstalt-Bankverein ("Creditanstalt"), or registered assigns, is the registered holder of 205,000 Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Uncle B's Bakery, Inc., an Iowa corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., New York time, on November 15, 2006 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $0.55 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 441 Dubuque Street, Ellsworth, Iowa 50075, or such other address as the Issuer may specify in writing to the registered holder of Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the

                                    A-2-1

Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other capital stock of the Issuer (other than shares of Non-Attributable Stock) then held or previously held by or currently issuable without restriction to Creditanstalt or its Affiliates would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

     No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York time, on the Expiration Date.

     The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

     Warrant Certificates, when surrendered at the office of the Issuer at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of July 12, 1995, (as amended) between the Issuer and Creditanstalt Corporate Finance, Inc.. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

                                    A-2-2

  IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.


ATTEST:                             UNCLE B'S BAKERY, INC.

__________________________          By:___________________________

________________, Secretary           ________________, President


[Corporate Seal]


                                    A-2-3

                                                          ANNEX to Form
                                                          of Series B Warrant
                                                          Certificate

                          FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______________ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $_____________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _____________ whose address is ______________ and that such certificate be delivered to whose address is ____________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of __________________ whose address is ______________ and that such
Warrant Certificate be delivered to _________________ whose address is
_______________________.


Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*    Consisting of:

          _____ shares of Common Stock

          _____ shares of Convertible Preferred Stock


                                    A-2-4

                                                  ANNEX to Form
                                                  of Series B Warrant
                                                  Certificate

                          FORM OF NOTICE OF CONVERSION

                  (To be executed upon conversion of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ______________________ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________________ whose address is __________________ and that such certificate be delivered to ________________ whose address is ____________________. If said number of Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of _______________ whose address is and that such Warrant Certificate be delivered to _______________ whose address is ___________________.


Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


  *    Consisting of:

          _____ shares of Common Stock

          _____ shares of Convertible Preferred Stock


                                    A-2-5

                                                                     EXHIBIT A-3

                      FORM OF SERIES C WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS SERIES C WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF JULY 12, 1995, (AS AMENDED) BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MANDATORY REDEMPTION AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.

                                                            Certificate No. C-__
                                                                          [Date]


                         EXERCISABLE ONLY ON OR BEFORE
                                August 22, 2007

                          Series C Warrant Certificate

     This Series C Warrant Certificate (this "Warrant Certificate") certifies that Creditanstalt-Bankverein ("Creditanstalt"), or registered assigns, is the registered holder of 650,000 Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Uncle B's Bakery, Inc., an Iowa corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., New York time, on August 22, 2007 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $0.55 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 441 Dubuque Street, Ellsworth, Iowa 50075, or such other address as the Issuer may specify in writing to the registered holder of Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at

                                    A-3-1
any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other capital stock of the Issuer (other than shares of Non-Attributable Stock) then held or previously held by or currently issuable without restriction to Creditanstalt or its Affiliates would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

     No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York time, on the Expiration Date.

     The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

     Warrant Certificates, when surrendered at the office of the Issuer at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of July 12, 1995, (as amended) between the Issuer and Creditanstalt Corporate Finance, Inc.. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

                                    A-3-2

     IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.


ATTEST:                             UNCLE B'S BAKERY, INC.

__________________________          By:__________________________

________________, Secretary           ________________, President


[Corporate Seal]


                                    A-3-3

                                                  ANNEX to Form
                                                  of Series C Warrant
                                                  Certificate

                          FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________________ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $______________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _______________________ whose address is ________________ and that such certificate be delivered to whose address is
___________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of __________________ whose address is _______________________ and that such Warrant Certificate be delivered to
___________________ whose address is _________________________.


Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*    Consisting of:

          _____ shares of Common Stock

          _____ shares of Convertible Preferred Stock


                                    A-3-4

                                                  ANNEX to Form
                                                  of Series C Warrant
                                                  Certificate

                          FORM OF NOTICE OF CONVERSION

                  (To be executed upon conversion of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ______________________ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________________ whose address is __________________ and that such certificate be delivered to
__________________ whose address is ___________________. If said number of
Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ___________________ whose address is ________________________ and that such
Warrant Certificate be delivered to ________________ whose address is__________________.


Signature:


__________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*    Consisting of:

          _____ shares of Common Stock

          _____ shares of Convertible Preferred Stock


                                    A-3-5

                                   SCHEDULE I

      OUTSTANDING OPTIONS, WARRANTS, SUBSCRIPTIONS, RIGHTS, CONVERTIBLE OR EXCHANGEABLE SECURITIES OR OTHER AGREEMENTS OF PLANS UNDER WHICH ISSUER MAY BE
OR BECOME OBLIGATED TO ISSUE, SELL OR TRANSFER SHARES OF CAPITAL STOCK OR OTHER
                                   SECURITIES

                                  SCHEDULE II

                              REGISTRATION RIGHTS



1. Employment Agreement dated July 23, 1993 by and between Uncle B's Bakery, Inc. (formerly known as It Works, Inc.) and William T. Rose, Jr.

2. Employment Agreement dated July 23, 1993 by and between Uncle B's Bakery, Inc. (formerly known as It Works, Inc.) and William T. Rose, Sr.

3. Warrant to purchase 160,030 shares of Common Stock of Uncle B's Bakery, Inc. issued to John G. Kinnard and Company, Incorporated pursuant to an Underwriting Agreement dated October 13, 1993.

4. Warrant Agreement dated as of July 12, 1995 by and between Uncle B's Bakery, Inc. and Creditanstalt Corporate Finance, Inc., as amended by the First Amendment to Warrant Agreement and this Second Amendment to Warrant Agreement.